PAYROLL PROTECTION PLAN	12 Months Ended
Dec. 31, 2022
PAYROLL PROTECTION PLAN
PAYROLL PROTECTION PLAN

14. PAYROLL PROTECTION PLAN

The Company received loan proceeds in the amount of approximately $330,000 under the Paycheck Protection Program (“PPP”).  The PPP, established as part of the Coronavirus Aid, Relief and Economic Security Act (“CARES Act”), provides for loans to qualifying businesses for amounts up to 2.5 times of the average monthly payroll expenses of the qualifying business. The loans and accrued interest are forgivable after eight weeks as long as the borrower uses the loan proceeds for eligible purposes, including payroll, benefits, rent and utilities, and maintains its payroll levels. The amount of loan forgiveness will be reduced if the borrower terminates employees or reduces salaries during the eight-week period. The Company received forgiveness of this loan in 2021 and recorded $330,047 as other income a for the year ended December 31, 2021